UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 16, 2007

ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8120 Shaffer Parkway Littleton, Colorado		80127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 285-9885

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 16, 2007, the Board of Directors of Ascent Solar Technologies, Inc. (the “Company”) acted to amend and restate the Company’s Bylaws (the “Bylaws”) to allow for the issuance of uncertificated shares that are registrable in book-entry form and to facilitate participation in the Direct Registration System (“DRS”). The objective of DRS is to allow investors to have securities registered in their names without the issuance of physical certificates, and to minimize the risks and delays associated the transfer of physical certificates.

The full text of the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

3.1 Amended and Restated By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

April 17, 2007	By:	/s/ Matthew B. Foster
Name: Matthew B. Foster
Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws